UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHINA MEDIAEXPRESS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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China MediaExpress Holdings, Inc.

Room 2805, Central Plaza, Wanchai, Hong Kong, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on January 7, 2011

TO THE STOCKHOLDERS OF CHINA MEDIAEXPRESS HOLDINGS, INC.:

The Annual Meeting of the stockholders of China MediaExpress Holdings, Inc., a Delaware corporation (“Company” or “CME”), will be held on January 7, 2011, at 9:00 a.m. (China time), at the offices of Loeb & Loeb LLP, Suite 4301, Tower C, Beijing Yintai Center, 2 Jianguomenwai Dajie, Chaoyang District, Beijing, 100022 in the People’s Republic of China for the following purposes:

1.	To elect three (3) directors;
2.	To adopt the China MediaExpress Holdings, Inc. 2011 Omnibus Securities and Incentive Plan (the “Plan”);
3.	To ratify the appointment of Deloitte Touche Tohmatsu in Hong Kong (“DTT”), as the Company’s independent accountants, for the fiscal year ending December 31, 2010; and
4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors, /s/ Zheng Cheng Zheng Cheng Chief Executive Officer

Dated: December 13, 2010

IMPORTANT

Whether you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by marking your proxy card.

China MediaExpress Holdings, Inc.

Room 2805, Central Plaza, Wanchai, Hong Kong, People’s Republic of China

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on January 7, 2011

PROXY SOLICITATION

The Company is soliciting proxies on behalf of the Board of Directors in connection with the annual meeting of stockholders on January 7, 2011 and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Continental Stock Transfer & Trust Company has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of Company stock, and Company will pay Continental Stock Transfer & Trust Company approximately $2,500 for these services and reimburse certain of its expenses; in addition, Company will reimburse nominee holders their forwarding costs. Proxies also may be solicited through the mails or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation therefor.

December 13, 2010 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of December 6, 2010, the record date for the meeting, Company had outstanding 36,902,209 shares of Common Stock and 1,000,000 shares of Preferred Stock, being the classes of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote, and each share of Preferred Stock entitles its holder to 2.82 votes.

Procedures for Voting or Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. You may revoke any proxy by notifying Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.

Attending the Meeting

You may obtain directions to the meeting at www.gstv.cc or by writing to Company at the above address, ATTN: Secretary. If you attend the meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.

Required Votes

Directors are elected by a plurality of votes cast. A majority of votes cast is required to approve the Plan and ratify the appointment of DTT. Abstentions and broker non-votes have no effect on the proposals being voted upon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock and Preferred Stock, as of December 6, 2010, the record date of the meeting, by each of the Company’s directors and executive officers; all executive officers and directors as a group, and each person known to the Company to own beneficially more than 5% of Company’s Common Stock or Preferred Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Preferred Stock(2)		Common Stock(3)
Name of Beneficial Owner(1)	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Zheng Cheng	—	—	13,266,684	36.0%
George Zhou	—	—	—	—
Marco Kung	—	—	—	—
Yingshou Huang	—	—	—	—
Dorothy Dong	—	—	25,000	*
Jacky Wai Kei Lam	—	—	4,000	*
Jian Yu	—	—	—	—
Jinlong Du	—	—	—	—
Biaoxing Chen	—	—	—	—
Weisheng Liu	—	—	—	—
Zhuofeng Zheng	—	—	—	—
All Directors and Executive Officers as a Group (9 persons)	—	—	13,295,684	36.0%
Thousand Space Holding Limited(4)	—	—	5,031,491	13.6%
Bright Elite Management Limited(5)	—	—	1,803,231	4.9%
Starr Investments Cayman II, Inc.(6)	1,000,000	100%	6,045,455	15.2%
Starr International Cayman, Inc.(6)	1,000,000	100%	6,045,455	15.2%
Starr International Investments Ltd.(6)	1,000,000	100%	6,045,455	15.2%
Starr International Company, Inc(6)	1,000,000	100%	6,045,455	15.2%
C.V. Starr & Co., Inc.(6)	1,000,000	100%	6,045,455	15.2%
Malibu Partners, LLC(7)	—	—	848,000	2.3%
Broad Beach Partners, LLC(7)	—	—	969,650	2.6%

*	Less than one percent.
(1)	The address of each director and executive officer is c/o China MediaExpress Holdings, Inc., Room 2805, Central Plaza, Wanchai, Hong Kong, the People’s Republic of China.
(2)	Each share of Preferred Stock is convertible into 3 shares of Common Stock.
(3)	Number of Shares includes shares issuable upon conversion of the Preferred Stock held by the identified person or group; percentage is computed assuming conversion of Preferred Stock held by the identified person or group, only.
(4)	The business address of Thousand Space Holding Limited is P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands. Thousand Space Holding Limited is wholly owned by Mr. Ou Wen Lin and such shares may be deemed to be beneficially owned by Mr. Ou Wen Lin.
(5)	The business address of Bright Elite Management Limited is P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands. Bright Elite Management Limited is wholly owned by Mr. Qingping Lin and such shares may be deemed to be beneficially owned by Mr. Qingping Lin.
(6)	Information regarding this beneficial owner is furnished partially in reliance upon its Schedule 13D/A filed with the SEC on October 14, 2010 and a Form 4 filed December 2, 2010. Includes 3,000,000 shares of Common Stock issuable upon the conversion of 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 (“Preferred Shares”) and 3,045,455 shares of Common Stock.

Starr Investments Cayman II, Inc. (“Starr”), a company organized under the laws of the Cayman Islands, is an investment holding company for various private equity funds and direct investments. The address of Starr’s principal office and principal business is Bermuda Commercial Bank Building, 19 Par-la-Ville Road, Hamilton HM 11, BM Bermuda. Starr may be deemed to beneficially own in the aggregate

6,045,455 shares of Common Stock of the Company, which figure consists of 3,000,000 shares of Common Stock issuable upon the conversion of the Preferred Shares. Starr International Cayman, by virtue of being the sole stockholder of Starr, may be deemed to beneficially own the shares of the Company beneficially owned by Starr.

Starr International Cayman, Inc. (“Starr International Cayman”), a company organized under the laws of the Cayman Islands, is an investment holding company for various private equity funds. The address of Starr International Cayman’s principal office and principal business is Bermuda Commercial Bank Building, 19 Par-la-Ville Road, Hamilton HM 11, BM Bermuda. Starr International Investments, by virtue of being the sole stockholder of Starr International Cayman, may be deemed to beneficially own the shares of the Company beneficially owned by Starr International Cayman.

Starr International Investments Ltd. (“Starr International Investments”), a corporation organized under the laws of Bermuda, is an investment holding company invested in various direct, private equity and hedge fund investments. The address of Starr International Investments’ principal office and principal business is Bermuda Commercial Bank Building, 19 Par-la-Ville Road, Hamilton HM 11, BM Bermuda. Starr International, by virtue of being the sole stockholder of Starr International Investments, may be deemed to beneficially own the shares of the Company beneficially owned by Starr International Investments.

Starr International Company, Inc. (“Starr International”), a corporation organized under the laws of Panama, is a holding company that operates in a number of business lines, including commercial real estate, owning and operating a private golf club and holding an investment portfolio. The address of Starr International’s principal office and principal business is Baarerstrasse 101, CH-6300 Zug, Switzerland. Pursuant to an Investment Management Agreement, effective January 1, 2008, C.V. Starr has shared power to vote on and direct the disposition of the shares of the Company held by Starr International and may, by virtue of this relationship, be deemed to beneficially own shares of the Company beneficially owned by Starr International.

C.V. Starr & Co., Inc. (“C.V. Starr”), a corporation organized under the laws of the state of Delaware, is a holding company that operates in a number of lines of business, including owning a number of insurance agencies and holding an investment portfolio. The address of C.V. Starr’s principal office and principal business is 399 Park Avenue, 17th Floor, New York, NY 10022. Mr. Greenberg owns 26.37% of the Common Stock of C.V. Starr directly. By virtue of Mr. Greenberg’s voting power in C.V. Starr and his position as a Director, Chairman and Chief Executive Officer of C.V. Starr, Mr. Greenberg may be deemed to have or share voting or dispositive power over the shares of the Company that are beneficially owned by C.V. Starr. Mr. Greenberg disclaims beneficial ownership of the shares of the Company beneficially owned by C.V. Starr.

Maurice R. Greenberg’s principal business address and office is 399 Park Avenue, 17th Floor, New York, NY 10022. The principal occupation of Mr. Greenberg is serving as the Chief Executive Officer, Chairman, and Director of C.V. Starr.

(7)	As reported on Schedule 13G filed with the SEC on October 21, 2009, the beneficial owner’s business address is 15332 Antioch Street #528, Pacific Palisades, CA 90272. Kenneth J. Abdalla, the managing member of each of Malibu Partners, LLC and Broad Beach Partners, LLC, has voting and dispositive power with respect to all such shares of common stock owned by each entity, and accordingly may be deemed the direct “beneficial owner” of such shares of common stock.

Since the beginning of our last fiscal year, we underwent a change of control and are now controlled by our Chairman, Mr. Zheng Cheng who currently owns approximately 36.0% of our outstanding Common Stock. Mr. Zheng acquired control pursuant to a Share Exchange Agreement dated October 15, 2009 under which the Company acquired all of the issued and outstanding capital stock of Hong Kong Mandefu Holding Limited (“CME”) in exchange for shares of the Company issued to Mr. Zheng and other shareholders of CME, all as more fully described in the definitive proxy statement filed with the Securities and Exchange Commission on October 5, 2009 in connection with the special meeting of our stockholders held to approve such transaction.

PROPOSAL 1

TO ELECT THREE (3) CLASS III DIRECTORS TO
SERVE FOR A THREE-YEAR TERM, EACH AND UNTIL THEIR
SUCCESSORS ARE DULY ELECTED AND QUALIFIED

General

Our Board of Directors has seven authorized directors and currently consists of six members. We have a classified Board of Directors, which is divided into three classes, each with terms expiring at different times. The three classes are currently comprised of the following directors:

-	Class I consists of directors who are serving until the annual meeting of stockholders to be held in 2012 (comprising Zheng Cheng, Jacky Wai Kei Lam and George Zhou);
-	Class II consists of directors who are serving until the annual meeting of stockholders to be held in 2013 (comprising no members of our Board of Directors currently); and
-	Class III consists directors who are serving until the annual meeting of stockholders to be held in 2011 (comprising Marco Kung, Yingshou Huang and Dorothy Dong).

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Information Regarding the Nominees

The term of the three Class III directors, Mr. Kung, Mr. Huang and Ms. Dong, will expire on the date of the Meeting. Mr. Kung, Mr. Huang and Ms. Dong are standing for re-election to the Board of Directors. Accordingly, concurrently with the Meeting, the size of our Board of Directors will be reduced to six members.

On December 9, 2010, the Nominating and Governance Committee, which is comprised of Messrs. Yingshou Huang, Chair, George Zhou, and Ms. Dorothy Dong, recommended, and the Board of Directors, on December 9, 2010, determined, that it is in the best interests of the Company to nominate the three (3) Class III directors for election to the Board of Directors. The nominees, each of whom is standing for reelection, for election by the stockholders to these three positions are:

-	Marco Kung;
-	Yingshou Huang; and
-	Dorothy Dong.

We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a Class III director at the Meeting will continue until our annual meeting of stockholders held in 2014 and until a successor has been elected and qualified. There are no arrangements or understandings between any of our directors or executive officers and any other person pursuant to which he or she is or was to be selected as one of our directors or officers. There are no family relationships among directors or executive officers of the Company.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three (3) nominees named above, each of whom is currently one of our directors. Each nominee has consented to be named as a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

Vote Required; Recommendation of the Board of Directors

Directors will be elected by a plurality vote of the shares of our Common Stock present or represented and entitled to vote on this matter at the Meeting. Accordingly, the three (3) nominees receiving the highest number of affirmative votes of shares represented and voting on this proposal at the Meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no legal effect on the election of directors once a quorum is present.

Information Regarding the Nominees, Other Members of the Board of Directors and Executive Officers

Set forth below is certain biographical information about each director and officer of the Company as of December 6, 2010, as well as, in the case of our directors, information concerning the qualifications and experiences that led the Board to conclude that such individuals should serve as directors.

Name	Age	Position
Zheng Cheng	39	Class I Director, Chief Executive Officer, President and Chairman
Jacky Wai Kei Lam	37	Class I Director, Chief Financial Officer
George Zhou	47	Class I Director, Independent Non-Executive Director
Marco Kung	36	Class III Director, Independent Non-Executive Director
Yingshou Huang	59	Class III Director, Independent Non-Executive Director
Dorothy Dong	39	Class III Director, Independent Non-Executive Director
Jian Yu	33	Chief Operating Officer
Jinlong Du	39	Chief Marketing Officer
Biaoxing Chen	33	Chief Technology Officer
Weisheng Liu	42	Chief Administration Officer
Zhuofeng Zheng	35	Financial Controller

The business experience during at least the last five years of each of these individuals is as follows:

Zheng Cheng, Chief Executive Officer, President and Chairman

Mr. Zheng Cheng is the founder of CME and has served as the chairman of the board of directors and the chief executive officer since its incorporation in 2002. He has over ten years’ experience in enterprise management and is primarily in charge of the government relations, formulation of the growth strategies and management of the business. Prior to the establishment of CME, he had held a number of senior executive positions in various government agencies, state-owned enterprises and other companies, including the agriculture department of the Chinese Communist Youth League in Yunnan Province, Yunnan Qingnian Xinchangzheng Trading Company, Fuzhou Shoushan Waterfall Group EM Polder Co., Ltd., Fuzhou Electronics Mall Co., Ltd. and Fuzhou Mandefu Food Co., Ltd. He is also a philanthropist dedicated to community development in China. In 2002, he was recognized by the Industry and Commerce Association in Fuzhou for his reputation for charity and assistance of children in need of education. He launched activities to raise funds to help relieve damage resulting from the earthquake in Sichuan in May 2008. In 2005, he was awarded Fuzhou Distinguished Young Entrepreneur of the Year. In addition, he currently serves as the vice president of Fuzhou Advertising Association, as well as the vice president of the Industry and Commerce Association of Jin’an District and Gulou District of Fuzhou. He is also a director in the standing committee of Fuzhou Industry and Commerce Association, the Sixth Political Consultative Conference Committee of Jin’an District of Fuzhou, and the Fujian Entrepreneurs’ Association. Further, he is a visiting professor of Minjiang College who teaches subjects relating to the advertising industry in China. Mr. Cheng received his bachelor’s degree in economics from Yunnan University in China in 1994. We believe that Mr. Cheng brings essential knowledge of the Company’s operations to the Board of Directors.

Jacky Wai Kei Lam, Chief Financial Officer and Director

Jacky Wai Kei Lam has served as Chief Financial Officer since May 2009. He is experienced in public company accounting and is primarily in charge of CME’s strategic planning, finance and accounting related matters. Prior to joining CME, he spent over eight years in PricewaterhouseCoopers Hong Kong. He also served as an accounting supervisor in a multinational company and was employed by a local audit firm before joining PricewaterhouseCoopers Hong Kong. He received his bachelor degree of business administration in accounting from Hong Kong University of Science and Technology in 1996 and a masters degree in financial engineering from the City University of Hong Kong in 2004. He is also a member of the Hong Kong Institute of Certified Public Accountants. Mr. Lam brings extensive finance and accounting experience, including experience practicing before the Securities and Exchange Commission, to the Board.

George Zhou, Director

Mr. George Zhou is currently the CEO and a director of Beijing Tengzhong Investment Ltd. and a director of Sichuan Tengzhong Heavy Machinery Industrial Co., Ltd. Prior to joining Beijing Tengzhong, Mr. Zhou was Chief Operation Officer of Benda Pharmaceutical. Prior to joining Benda Pharmaceutical, Mr. Zhou was a Partner and Managing Director of Eos Funds, where he directed investments in Chinese companies which intended to list on U.S. and Canadian exchanges. Prior to that, Mr. Zhou served as Co-Founder, President & CEO, and member of the Board of Directors of Abepharma Ltd. and Red Mountain Pharmaceuticals (China) Ltd. respectively. He was also a Co-Founder, CEO, and Chairman of the Board of Directors of Kangjian Pharmaceutical Co., Ltd. Before entering the pharmaceutical industry, Mr. Zhou was a post-doctoral fellow in molecular biology at the University of Victoria, Canada, and received a Ph.D. in molecular biology from Umea University, Sweden. He had his Master degree in Genetics at Southwest University, China. He also worked as an Associate Professor at Chongqing University, China. We believe Mr. Zhou brings substantial corporate strategy knowledge to his role as director.

Marco Kung, Director

Mr. Marco Kung Wai Chiu, is the current financial controller and company secretary of Wuyi International Pharmaceutical Company Limited, a company listed on The Hong Kong Stock Exchange Limited. He was a corporate financial controller in a company listed in Singapore from 2004 to 2005. He has over ten years’ experience in business advisory services and financial management. Mr. Kung graduated from Hong Kong Lingnan University in 1997 with a bachelor’s degree in business administration. He further obtained two master degrees in business administration from the University of Wollongong, Australia, in 2005 and in corporate governance from the Hong Kong Polytechnic University in 2008, respectively. He is a fellow member of the Hong Kong Institute of Certified Public Accountants, the Association of Chartered Certified Accounts and the Taxation Institute of Hong Kong. He is also a Chartered Secretary of both the Institute of Chartered Secretaries and Administrators and the Hong Kong Institute of Chartered Secretaries. He registered as a Certified Public Accountant (Practising) and a Certified Tax Adviser in Hong Kong since 2007 and 2010 respectively. We believe his extensive accounting knowledge will help with the Company’s corporate governance matters.

Yingshou Huang, Director

Mr. Huang has extensive experience in the advertising industry in the PRC. He has served as the President of Fujian Advertising Association since 2002. Prior to that, Mr. Huang worked as the department head of Fuzhou Administration of Industry and Commerce in 1996. Mr. Huang worked as Deputy Director in 1993, and office staff in 1981, of Gulou District Government, Fuzhou City, Fujian Province. Mr. Huang received his bachelor’s degree in advertisement at Fujian Agriculture and Forestry University Continuing Education School, at Fujian Province in 2001. We consider Mr. Huang to be our advertising industry expert and keeping the Board informed with up-to-date knowledge of the advertising industry in China.

Dorothy Dong, Director

Ms. Dong has been a Managing Director at C.V. Starr Investment Advisors (Asia) Ltd. since December 2007 and for seven months prior to that acted as Vice President at AIG Private Equity, a division of American International Group, Inc., an international insurance and investment company. From December of 2002 to March of 2007, Ms. Dong was a Director of Anglo Chinese Corporate Finance Limited, an investment banking advisory firm, and the General Manager of its Shanghai operation. Ms. Dong currently serves on the board of directors of Changeng Axle (China) Co. Ltd. and Guangzhou Techpool Pharmaceutical Co. Ltd. Ms. Dong holds an LLB in Business Law from Shanghai University, an MBA from McGill University and is a Chartered Financial Analyst. We believe Ms. Dong’s background brings vital financial and operational knowledge to the Board.

Jian Yu, Chief Operating Officer

Jian Yu has served as Chief Operating Officer of CME since January 2007. He is primarily in charge of business development, the procurement of content and equipment from CME’s content and equipment suppliers and execution of CME’s business strategies. Prior to joining CME, he worked for several other media companies in China. He was the director and general manager of Quanzhou New Continent Cultural Media Co., Ltd. from April 2004 to December 2006, and has served as the deputy general manager of Fujian Tang Culture Media Co., Ltd. from January 2003 to April 2004. He received his diploma in computer science from Fuzhou University in 2005.

Jinlong Du, Chief Marketing Officer

Jinlong Du has served as chief marketing officer of CME since January 2006. He is primarily in charge of CME’s daily business operation and management as well as its business planning and strategies. Prior to joining CME, he served in several senior positions in the electrical equipment industry. He was the general manager of Fuzhou Baoli Tongfang Electronics Co., Ltd. and the general manager of Fuzhou Wuzhou Mechanical and Electrical Equipment Co., Ltd. from January 2003 to January 2006. He received his diploma in electrical engineering and automation from Nanjing Architecture and Civil Engineering Institute in 1991.

Biaoxing Chen, Chief Technology Officer

Biaoxing Chen has served as Chief Technology Officer of CME since December 2003. He is primarily in charge of technology and system installation and maintenance. He is experienced in business operations, management and formulation of strategies. Prior to joining CME, he served in several senior positions in the media industry, including marketing manager of Fujian Tang Culture Media Co., Ltd. from September 2002 to November 2003, project manager of Fujian Enterprise Culture Exchange Center from August 2001 to August 2002 and project specialist of Guoguang Enterprise Brand Strategizing Co., Ltd. from October 2000 to July 2001. He received his diploma in trade and economics from Fujian Agriculture and Forestry University in 2001.

Weisheng Liu, Chief Administration Officer

Weisheng Liu has served as Chief Administration Officer of CME since June 2008. He is primarily in charge of administration of CME. He is experienced in human resources and administration. Prior to joining CME, he held a number of senior executive positions in the banking and finance industry. He was the president of the Hualin Sub-branch of the Fuzhou Branch of China CITIC Bank Corporation Limited from November 2006 to May 2008. He has also served as the vice president in the Fuzhou Branch of China Minsheng Banking Corp., Ltd from July 2001 to October 2006. He received his first bachelors degree in credit management and investment from Fuzhou University in 1990, and his second bachelors degree in finance from China Central Radio and Television University in 2003.

Zhuofeng Zheng, Financial Controller

Zhuofeng Zheng has served as CME’s financial controller since January 2003. She is experienced in accounting management and is primarily in charge of CME’s finance and accounting function. Prior to joining CME, she served as the manager in the investment department of Fujian Fengquan Environmental Protection Group Co., Ltd. from August 2002 to August 2003 as well as the deputy manager in the finance department of Fujian Chaoda Group Co., Ltd. from July 1999 to July 2002. She received her bachelor degree in accounting from Shanghai Ocean University in 1999.

There are no family relationships between the directors and executive officers.

The Board of Directors has determined that George Zhou, Marco Kung, Yingshou Huang and Dorothy Dong are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). In so determining, the Board considered the position held by Mr. Kung at Wuyi International Pharmaceutical Company Limited and the fact that such issuer is controlled by Ou Wen Lin, the sole stockholder of Thousand Space Holding Limited, which owned approximately 13.6% of our outstanding common stock as of December 6, 2010 and determined that such relationship does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure and Role in Risk Oversight

One person currently holds the positions of principal executive officer and chairman of the Board of Company. The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate. Instead, the Company’s By-Laws provide that the directors may designate a Chairman of the Board from among any of the directors. Accordingly, the Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in the best interest of the Company. The Board has determined that the consolidation of these roles is appropriate because it allows Mr. Cheng to bring a wider perspective to the deliberations of the Board on matters of corporate strategy and policy. The Board believes that there is no single Board leadership structure that would be most effective in all circumstances and therefore retains the authority to modify this structure to best address the Company’s and the Board’s then current circumstances as and when appropriate.

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee are responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with NASDAQ requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor. The Audit Committee reports its risk assessment function to the Board. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure. Although the Board has not formally designated a lead independent director, Mr. Kung, the chairman of the audit committee, has led the executive session of the independent directors.

The Board of Directors held three meetings during 2009. During 2009, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meetings in person or by teleconference. Last year the Company did not hold the annual meeting. The 2011 Annual Meeting is the first annual meeting being held by the Company since its common stock began trading on the NASDAQ Global Select Market on June 3, 2010. The Board has adopted a code of ethics applicable to the Company’s directors, officers, and employees. The code of ethics is available at Company’s website, www.gstv.cc.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors. Each committee has a charter, which is available at Company’s website, www.gstv.cc.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, engages Company’s independent accountants, reviewing their independence and performance; reviews Company’s financial disclosure, financial statements, and accounting principles, policies, and practices, scope and results of the annual audit, and internal audit and risk management processes and effectiveness of Company’s internal control over financial reporting; reviews related party transactions; and maintains procedures for receipt and handling of reports regarding accounting or financial irregularities. The Audit Committee has a written charter, which appears as Annex I hereto. The Audit Committee held one meeting during 2009.

The members of the Audit Committee are Marco Kung, Chair, George Zhou and Yingshou Huang. The Board has determined that Marco Kung is an audit committee financial expert, as defined in SEC rules.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2009, the Audit Committee

•	has reviewed and discussed the audited financial statements with management;
•	has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•	has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended December 31, 2009.

Marco Kung, Chair
George Zhou
Yingshou Huang

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company’s executive officers and administers the Company’s equity incentive plans. The Compensation Committee held no meetings during 2009. The Compensation Committee has a written charter, which appears as Annex II hereto

The members of the Compensation Committee are Marco Kung, Chair, George Zhou, and Dorothy Dong.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement and based on this review, has recommended to the Company’s Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

Yingshou Huang, Chair
George Zhou
Dorothy Dong

The foregoing Compensation Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have any relationship with the Company or any of its officers of employees other than in connection with their role as a director. None of the members of the Compensation Committee have participated in any related party transactions with the Company since the beginning of the Company’s last fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals to the Board as its nominees for election as directors, in determining the composition of the Board, and in assessing the performance of the Board as a whole and its individual members. The Nominating and Corporate Governance Committee held no meetings during 2009. The Nominating and Corporate Governance Committee has a written charter, which appears as Annex III hereto

The members of the Nominating and Corporate Governance Committee are Yingshou Huang, Chair, George Zhou, and Dorothy Dong.

Stockholders wishing to propose a director candidate must send the recommendation to Company by the month and day that is the same month and day that was 120 days before the date of release of proxy materials for the annual meeting immediately preceding the annual meeting at which the candidate is proposed to be elected, c/o Secretary, China MediaExpress Holdings, Inc., accompanied by:

•	Evidence that the writer is a stockholder, sufficient for purposes of SEC Rule 14a-8;
•	The name and contact information of the candidate; and
•	A statement signed by the candidate that the candidate is willing to be considered for nomination by the committee and willing to serve as a director, if nominated and elected.

Company’s Secretary will send its standard director questionnaire to the candidate, and, if returned, fully and accurately completed, by the month and day that is the same month and day that was 100 days before the date of release of proxy materials for the annual meeting immediately preceding the annual meeting at which the candidate is proposed to be elected, the Secretary will forward the recommendation, accompanying documents, and the questionnaire to the Nominating and Corporate Governance Committee for consideration. Company may also require any proposed nominee to furnish such other information as Company or the Nominating Committee and Corporate Governance may reasonably require to determine the eligibility of the nominee to serve as a director.

The Nominating and Corporate Governance Committee also considers, as director nominees, persons recommended by current directors, executive officers, and others, which are evaluated in the same manner as persons proposed by stockholders, except that the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the amount and duration of the stock holding of the recommending stockholder or stockholder group.

The Committee applies the following criteria in considering director candidates:

•	Independence. Whether non-management candidates may be considered “independent” under applicable stock market rules; under securities and tax laws; or for any other purpose. The Committee also considers whether a candidate might be subject to any conflict of interest.
•	Corporate Governance. Whether the candidate recognizes the role of directors in representing the interests of stockholders, generally, and not of any particular stockholder or group of stockholders; whether the director demonstrates familiarity and intention to fulfill the fiduciary duties of directors and appears open and candid; whether the director understands the differences in functions of the Board of Directors and management.
•	Judgment and Knowledge. Whether the candidate demonstrates sound business judgment and ability to assess Company’s strategy and business plans, evaluate management, and decide other board-level issues.
•	Communication Skills. The candidate’s communications skills; willingness to voice his or her own views; ability to listen to views of others dispassionately; and ability to express and bring to bear his or her expertise regarding Company matters.
•	Professional Status. The candidate’s record as a business manager and reputation for integrity; whether the candidate has the respect of his or her business and community peers; whether the candidate’s Board membership would enhance Company’s reputation.

•	Diversity. The Board wishes to establish a complement of directors with substantial skill and experience in the following areas:
•	industry-specific knowledge, experience;
•	accounting and finance;
•	capital markets;
•	corporate governance;
•	executive compensation;
•	international business;
•	operations management;
•	marketing, advertising, or promotion; and
•	risk management.

The Board implements this policy by seeking to fill any Board vacancy with a director having skill or experience in one of the areas that the Board wishes to strengthen and assesses the effectiveness of the policy in light of the results of Company’s operations.

In addition, the Nominating and Corporate Governance Committee considers any other factors it deems appropriate.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, China MediaExpress Holdings, Inc., Room 2805, Central Plaza, Wanchai, Hong Kong, PRC, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company. Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2009, all such reports were filed timely, except the following:

Form 3 was filed late by our CEO, Cheng Zheng, disclosing his becoming an officer and director of Company;

Form 3 was filed late by our CFO, Jacky Lam, disclosing his becoming an officer of Company;

Form 3 was filed late by our director, George Zhou, disclosing his becoming an officer of Company;

Form 3 was filed late by our director, Marco Kung, disclosing his becoming a director of Company; and

Form 3 was filed late by Thousand Space Holding Limited, disclosing it becoming a 10% beneficial owner of Company.

Compensation Discussion and Analysis

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors.

Background and Compensation Philosophy

Our Compensation Committee has not adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers. No pre-established, objective performance goals or metrics have been used by the Committee in determining the compensation of our executive officers.

Elements of Compensation

All of our named executive officers receive a base salary to compensate them for services rendered during the year. Our policy of compensating our certain executives with a cash salary has served the Company well. Because of our history of attracting and retaining executive talent, we do not believe it is necessary at this time to provide our executives discretionary bonuses, equity incentives, or other benefits for the Company to continue to be successful.

Base Salary.  The value of base salary for each our named executive reflects his or her skill set and the market value of that skill set in the sole discretion of the Compensation Committee.

Equity Incentives.  The Company and its subsidiaries does not currently have an equity based incentive program and have not granted stock based awards as a component of compensation. We are seeking stockholder approval of our 2011 Omnibus Securities and Incentive Plan, see Proposal 2. Assuming our stockholders approve the 2011 Omnibus Securities and Incentive Plan, the Compensation Committee will make awards of equity compensation thereunder based on the relative contributions to our results and our achievement of certain earnings thresholds established various financing documents we are party to by the relevant individual.

Retirement Benefits.  Our named executive officers are not presently entitled to company-sponsored retirement benefits.

Perquisites.  We have not provided our executive officers with any material perquisites and other personal benefits and, therefore, we do not view perquisites as a significant or necessary element of our executive’s compensation.

Deferred Compensation.  We do not provide our named executive officer the opportunity to defer receipt of annual compensation.

FISCAL 2009 COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Zheng Cheng, Chief Executive Officer, President and Chairman	2009	38,067	—	—	—	—	—	—	38,067
	2008	37,410	—	—	—	—	—	—	37,410
	2007	30,789	—	—	—	—	—	—	30,789

Jacky Wai Kei Lam, Chief Financial Officer	2009	79,778	—	—	—	—	—	—	79,778
	2008	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the last three years paid or to be paid by the Company.

Grants of Plan-Based Awards

We do not currently have a stock option or other equity incentive plan. We are seeking stockholder approval of our 2011 Omnibus Securities and Incentive Plan, see Proposal 2.

Employment Agreements

Mr. Cheng, our Chairman and Chief Executive Officer, has entered into a 5 year employment agreement with us as of December 1, 2008, which continued in effect following the consummation of the business combination in October 2009. Under his employment agreement, Mr. Cheng is entitled to a monthly pre-tax salary of 20,00RMB. Mr. Cheng is subject to a non-competition restriction during the term of his employment and for 24 months after his employment agreement is terminated.

Potential Payments Upon Termination or Change in Control

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2010, none of the named executive officers would have been entitled to any cash payments.

2009 Outstanding Equity Awards at Fiscal Year-End

There were no equity awards outstanding as of December 31, 2009 for any of our named executive officers.

Option Exercises and Stock Vested

There were no option exercises and stock vested for any of our named executive officers for fiscal 2009.

Pension Benefits Table

As of December 31, 2009, there were no Company plans, excluding defined contribution plans, that provide for payments or other benefits at, following, or in connection with retirement for any of our named executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

There were no non-qualified defined contribution or other plan that provides for the deferral of compensation for any of our named executive officers for fiscal 2009.

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2009.

FISCAL 2009 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Zhou	1,525	—	—	—	—	—	1,525
Marco Kung	3,750	—	—	—	—	—	3,750
Yingshou Huang	1,525	—	—	—	—	—	1,525
Dorothy Dong	—	—	—	—	—	—	—
Malcolm Bird(1)	—	—	—	—	—	—	—
Theodore S. Green(2)	—	—	—	—	—	—	—

(1)	Mr. Bird resigned from the Board on March 1, 2010.
(2)	Mr. Green resigned from the Board on March 8, 2010.

Our independent directors, other than Ms. Dong, are entitled to director’s fees of $25,000 per annum (RMB 50,000 in the case of Mr. Huang).

Certain Relationships and Related Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Particulars of significant transactions between the Company and related companies are disclosed in the Company’s Annual Report on Form 10-K.

It is Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

PROPOSAL 2

TO APPROVE 2011 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt its 2011 Omnibus Securities and Incentive Plan (the “2011 Plan”). The purpose of the 2011 Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company’s business. If the 2011 Plan is approved, Awards under the Plan which provide for the issuance of shares of the Company’s Common Stock, will be limited in the aggregate to 2,000,000 shares of Common Stock in any calendar year.

General Description of the Incentive Plan Proposal

The following is a summary of the material provisions of the 2011 Plan and is qualified in its entirety by reference to the complete text of the 2011 Plan, a copy of which is attached to this proxy statement as Annex A.

Administration.  The 2011 Plan is administered by the compensation committee of the board of directors, which consists of three members of the board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the 2011 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2011 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2011 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards.  The 2011 Plan provides for the grant of options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to directors, officers, employees and nonemployee consultants of the Company or its affiliates. The Company has reserved a total of 2,000,000 shares of Common Stock for issuance as or under awards to be made under the 2011 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2011 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2011 Plan in any calendar year is limited to 200,000.

Currently, there are two hundred and fifty employees and directors who would be entitled to receive stock options and/or restricted shares under the 2011 Plan. Future new hires and additional consultants would be eligible to participate in the 2011 Plan as well. The number of options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options.  Options granted under the 2011 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under an option may not be less than the fair market value of a share of the underlying Common Stock on the date of grant and the term of the option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs

(determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights.  A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2011 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the compensation committee may specify.

Performance Shares or Performance Unit Awards.  Performance share or performance unit awards entitle the participant to receive cash or shares of Common Stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards.  A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards or Restricted Stock Unit Award.  A restricted stock award is a grant or sale of Common Stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the holder satisfies the applicable vesting requirement.

Unrestricted Stock Awards.  An unrestricted stock award is a grant or sale of Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions.  In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination.  The compensation committee may adopt, amend and rescind rules relating to the administration of the 2011 Plan, and amend, suspend or terminate the 2011 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of the participant with respect to any award without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with Code Sections 162(m) and/or 409A. We have attempted to structure the 2011 Plan so that remuneration attributable to options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

Certain Federal Income Tax Consequences of the 2011 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law of options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences.

A participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company, if it is subject to U.S. income taxation, will not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor is a preference item for alternative minimum taxable income determination purposes. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant does not recognize income on the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income on receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

REQUIRED VOTE

Approval of the 2011 Equity Incentive Plan requires an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Deloitte Touche Tohmatsu in Hong Kong (“DTT”) as the Company’s independent accountants for fiscal 2010, subject to the ratification by stockholders. Representatives of DTT are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of DTT, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Changes in Certifying Accountant

(1)	Previous Independent Registered Public Accounting Firms

In connection with the business combination with CME on October 15, 2009, the Company dismissed its independent registered public accounting firm, Eisner LLP (“Eisner”). The reports of Eisner on the Company’s financial statements for the year ended December 31, 2008 and the period ended December 31, 2007 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the Company’s ability to continue as a going concern as described therein. During the Company’s period ended December 31, 2007, the year ended December 31, 2008 and through June 30, 2009, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods. Also, there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-K for the period from May 1, 2007 through December 31, 2008 or through the date of Eisner’s dismissal.

On December 4, 2009, the Company dismissed its independent registered public accounting firm, AJR. AJR was engaged by the Company on October 15, 2009 upon its business combination with CME. There were no disagreements between the Company and AJR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of AJR’s engagement up to the date of dismissal which disagreements that, if not resolved to AJR’s satisfaction, would have caused AJR to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal. AJR did not perform an audit of the financial statements of the Company for either of the past two year. As such, there have been no such audit report of AJR on the financial statements of the Company for either of the past two year which contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. AJR’s audit report on financial statements for the fiscal years ended December 31, 2007 and 2008 of Hong Kong Mandefu Holding Limited, a significant subsidiary of the Company, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

On December 4, 2009, the Company engaged Deloitte Touche Tohmatsu in Hong Kong (“DTT”) to serve as its independent auditor, effective immediately upon the dismissal of AJR. The decision to engage DTT as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 4, 2009.

Services and Fees of Independent Accountants

Aggregate fees billed to the Company by DTT and the Company’s previous principal independent accountant, AJ. Robbins, P.C. (“AJR”) during the last two fiscal years were as follows:

Aggregate fees billed to the Company by DTT and the Company’s previous principal independent accountants, AJ. Robbins, P.C. (“AJR”) and Eisner LLP (“Eisner”) during the last two fiscal years were as follows:

Fees	2009	2008
Audit Fees(1)	$525,500	$143,333
Audit Related Fees	$—	—
Tax Fees	$—	—
All Other Fees	$—	—
Total	$525,500	143,333

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;
•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or
•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;
•	whether the service places the auditor in the position of auditing his or her own work;
•	whether the service results in the auditor acting as management or an employee of the Company; and
•	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

OTHER INFORMATION

The Company’s 2009 annual report on Form 10-K, as amended and excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Zheng Cheng, Chief Executive Officer, Room 2805, Central Plaza, Wanchai, Hong Kong, the People’s Republic of China.

Important Notice Regarding Availability of Proxy Materials

This proxy statement and Company’s 2009 annual report on Form 10-K, as amended are available at Company’s website, www.gstv.cc.

Other Matters to Be Presented at the Annual Meeting

Company did not have notice, as of August 21, 2010, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by September 8, 2011. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by November 22, 2011.

By Order of the Board of Directors,
/s/ Zheng Cheng Name: Zheng Cheng Title: Chief Executive Officer

December 13, 2010

ANNEX I

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
CHINA MEDIAEXPRESS HOLDINGS, INC.

Adopted as of October 2009

Purpose

The primary purposes of the committee are to oversee on behalf of the board of directors:

•	the company’s accounting and financial reporting processes and the integrity of its financial statements;
•	the audits of the company’s financial statements and the appointment, compensation, qualifications, independence and performance of the company’s independent auditors;
•	the company’s compliance with legal and regulatory requirements; and
•	the performance of the company’s internal audit function and internal control over financial reporting.

The committee also has the purpose of preparing the audit committee report that SEC rules require the company to include in its annual proxy statement.

The committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the company’s financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

Organization

Number of members.

The committee must consist of at least three directors. The board may designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence.

All committee members must have been determined by the board to be independent, as defined and to the extent required in the applicable SEC rules and NYSE listing standards, as they may be amended from time to time (the “listing standards”), for purposes of audit committee membership.

Financial literacy.

Each committee member must be financially literate upon appointment to the committee, as determined by the board in accordance with the listing standards. At all times, there should be at least one committee member who, as determined by the board, is an audit committee financial expert as defined in the SEC rules.

Appointment.

Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company’s bylaws. Committee members will serve for such terms as the board may fix, and in any case at the board’s will, whether or not a specific term is fixed.

Service on other audit committees.

If an audit committee member simultaneously serves on the audit committee of more than three public companies, then in each case, the board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the company’s audit committee and disclose such determination in the company’s annual proxy statement or, if the company does not file an annual proxy statement, the annual report on Form 10-K filed with the SEC.

Independent auditors and their services

Overall authority.

The committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the company. The independent auditors report directly to the committee. The committee’s authority includes resolution of disagreements between management and the auditors regarding financial reporting and the receipt of communications from the auditors as may be required under professional standards applicable to the auditors.

Terms of audit and non-audit engagements.

The committee must pre-approve all audit, review, attest and permissible non-audit services (including any permissible internal control-related services) to be provided to the company or its subsidiaries by the independent auditors. The committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

Annual quality control report and review.

The committee must obtain and review, at least annually, a report by the independent auditors describing.

The firm’s internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

In addition, the committee’s annual review of the independent auditors’ qualifications must also include the review and evaluation of the lead partner of the independent auditors for the company’s account, and evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

Policy on hiring employees of the auditors.

The committee will from time to time establish hiring policies that will govern the company’s hiring of employees or former employees of the independent auditors, taking into account possible pressures on the auditors’ personnel who might seek a position with the company, and report these policies to the full board.

Annual financial reporting

As often and to the extent the committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year’s financial statements, the committee will:

1.	Discuss financial statements and internal control reports with management. Meet to review and discuss with appropriate members of management, the independent auditors, and, if appropriate, internal auditors:

the audited financial statements;

related accounting and auditing principles and practices; and

management’s assessment of internal control over financial reporting and the related report and attestation on internal control over financial reporting to be included in the company’s annual report on Form 10-K (as and when these reports are required under SEC rules).

2.	Critical accounting policy report. Timely request and receive from the independent auditors (before the filing of any audit report) the report or update required pursuant to applicable SEC rules, concerning:

all critical accounting policies and practices to be used;

all alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

3.	SAS 61 review. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

the quality and acceptability of the accounting principles applied in the financial statements;

new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;

the selection, application and effects of critical accounting policies and estimates applied by the company;

issues raised by any “management” or “internal control” letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management’s response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

4.	MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s annual report on Form 10-K.
5.	ISB 1 disclosure. Receive from the independent auditors a formal written statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.
6.	Auditor independence. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.
7.	Material issues. To the extent the committee deems necessary or appropriate, discuss with the independent auditors material issues on which the company’s audit team consulted the independent auditors’ national office.
8.	Recommend filing of audited financial statements. Recommend to the board whether the company’s annual report on Form 10-K to be filed with the SEC should include the audited financial statements.
Quarterly financial reporting

The committee’s quarterly review will normally include:

1.	Quarterly review. Meet to review and discuss the quarterly financial statements of the company and the results of the independent auditors’ review of these financial statements with appropriate members of management and the independent auditors.
2.	Discussion of significant matters with management. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:
•	the quality and acceptability of the accounting principles applied in the financial statements;

•	new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;
•	the selection, application and effects of critical accounting policies and estimates applied by the company; and
•	any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.
3.	MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s quarterly report on Form 10-Q.
Other functions

Annual review of this charter.  The committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the full board.

Annual review of performance.  The committee will evaluate its performance as the audit committee on an annual basis.

Earnings releases and other financial guidance.  The committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release, other information or guidance.

Compliance.  The committee, to the extent it deems necessary or appropriate, will periodically review with management the company’s disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.

Risk assessment.  The committee will periodically:

•	discuss with management, the members of the internal audit department and the independent auditors the company’s major financial risks or exposures;
•	discuss the steps management has taken to monitor and control such exposures; and
•	discuss guidelines and policies with respect to risk assessment and risk management.

Conduct codes:

The committee will conduct any activities relating to the company’s code(s) of conduct and ethics as may be delegated from time to time to the committee by the board.

Complaints and anonymous submissions.  The committee will establish and maintain procedures for:

•	the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and
•	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

If the committee or the board so determines, the submission procedures may also include a method for interested parties to communicate directly with the board’s presiding director or with the non-management directors as a group.

Internal audit.  The committee will monitor that the company maintains an internal audit function (which may be outsourced to a firm other than the company’s independent auditors). The committee will oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the committee.

Related party transactions.  It is the company’s policy that the company will not enter into transactions required to be disclosed under item 404 of the SEC’s Regulation S-K unless the committee or another independent body of the board first reviews and approves the transactions.

Internal control over financial reporting.  The committee will periodically discuss and review, as appropriate, with the internal auditor, management and the independent auditors:

•	the design and effectiveness of the company’s internal control over financial reporting; and
•	any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control (including special steps adopted in light of such a deficiency or weakness), and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the committee.

Reports from legal counsel.  The committee will review and take appropriate action with respect to any reports to the committee from legal counsel for the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company, its subsidiaries or any person acting on their behalf.

Other reviews and functions.

The committee, as it may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the committee that may come to the committee’s attention. The committee may perform any other activities consistent with this charter, the company’s corporate governance documents and applicable listing standards, laws and regulations as the committee or the board of directors considers appropriate.

Meetings, reports and resources

Meetings.  The committee will meet as often as it determines is necessary, but not less than quarterly. The committee may also act by unanimous written consent in lieu of a meeting. The committee will meet with the internal auditors (or other personnel responsible for the internal audit function) at least once every quarter. The committee will meet separately and periodically with management (including the chief financial officer and chief accounting officer) and independent auditors. To the extent the committee deems necessary or appropriate, it will also discuss with the company’s general counsel any legal matters that may materially impact the company’s financial statements, internal control over financial reporting or compliance policies. In addition, the committee may meet from time to time with any other persons, as it deems necessary or appropriate.

Procedures.  The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports.  The committee will timely prepare the audit committee report required to be included in the company’s annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee will also report to the board annually the overall results of its annual review of the independent auditors’ qualifications, performance and independence and the annual review by the committee of its own performance. The committee also will report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

Committee access and investigations.  The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company’s other directors, management and personnel to carry out the committee’s purposes. The committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.

Committee advisers and funding.  As the committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate and obtain advice and assistance from outside legal, accounting or other advisers or consultants. The company will provide for appropriate funding, as determined by the committee, for payment of:

•	compensation to the independent auditors for their audit and audit-related, review and attest services;
•	compensation to any advisers engaged by the committee; and

ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

ANNEX II

COMPENSATION COMMITTEE CHARTER
OF
CHINA MEDIAEXPRESS HOLDINGS, INC.

The Compensation Committee of the Board of Directors (the “Board”) of China MediaExpress Holdings, Inc. (the “Company”) shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading, or which directors shall constitute the majority of the directors of the Board meeting the independence requirements and standards established from time to time by the SEC and any such securities exchange on which the Company’s securities are listed or quoted for trading. If deemed appropriate, each member shall meet the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board shall appoint the members of the Compensation Committee annually, considering the views of the Chairman of the Board. The members of the Compensation Committee shall serve until their successors are appointed and qualify. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Compensation Committee. The Board shall have the power at any time to remove members of the Compensation Committee and to fill vacancies in it, subject to such new member(s) satisfying the above requirements. The Compensation Committee shall meet at least once a year.

The purpose of the Compensation Committee shall be to assist the Board in determining the compensation of the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and other officers of the Company (collectively, the “Officers”).

In furtherance of this purpose, the Compensation Committee shall have the following authority and responsibilities:

1. Annually review the Company’s corporate goals and objectives relevant to the Officers’ compensation; evaluate the Officers’ performance in light of such goals and objectives; and, either as a Compensation Committee together with the other independent directors (as directed by the Board), determine and approve the Officers’ compensation level based on this evaluation. In determining the long-term incentive component of the Officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to the Officers at comparable companies, and the awards given to the Company’s Officers in past years.

2. Annually review and make recommendations to the Board with respect to non-CEO and non-CFO compensation. The Compensation Committee shall attempt to ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforces business strategies and objectives for enhanced stockholder value, and is administered in a fair and equitable manner consistent with established policies and guidelines.

3. Administer the Company’s incentive-compensation plans and equity-based plans, insofar as provided therein.

4. Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans.

5. Approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

6. Review and assess the adequacy of this charter annually.

II-1

7. Prepare a report on executive compensation as required to be included in the Company’s proxy statement or annual report on Form 10-K or equivalent, filed with the SEC.

The Compensation Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The Chief Executive Officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that membership on the Compensation Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement (or in its next annual report on SEC Form 10-K or equivalent if the Company does not file an annual proxy statement), subsequent to such determination, the nature of that director’s relationship with the Company and the reasons for that determination. A member appointed under this exception may not serve longer than two years.

The Compensation Committee shall have the authority to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Compensation Committee shall have sole authority to approve related fees and retention terms.

The Compensation Committee shall report its actions and recommendations to the Board after each committee meeting. The Compensation Committee shall annually review its own performance.

II-2

ANNEX III

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER OF
CHINA MEDIAEXPRESS HOLDINGS, INC.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of China MediaExpress Holdings, Inc. (the “Company”) shall consist of a minimum of three (3) directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading. The Board shall appoint the members of the Nominating Committee, considering the views of the Chairman of the Board. The members of the Nominating Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Nominating Committee. The Board shall have the power at any time to remove members of the Nominating Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements and standards established by the SEC and any such securities exchange on which the Company’s securities are listed or quoted for trading. The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process established to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

1.	make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board;
2.	to review with the Board from time to time the appropriate skills and characteristics required of Board members;
3.	to establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members; and
4.	make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting. The Nominating Committee shall annually review its own performance.

III-1

ANNEX A

CHINA MEDIA EXPRESS HOLDINGS, INC.

2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

CHINA MEDIA EXPRESS HOLDINGS, INC.

2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

1. PURPOSE

The purpose of this China Media Express Holdings, Inc. 2011 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of China Media Express Holdings, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

2. DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(i) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(ii) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(iii) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(iv) The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(v) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, of the Company.

“Company” shall mean China Media Express Holdings, Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean ___________, 2011.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times. If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this China Media Express Holdings, Inc. 2011 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

3. EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

4. ADMINISTRATION

(a) Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

(b) Powers.  Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

(c) Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

(d) Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

5. STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

(a) Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed two million (2,000,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be two hundred thousand (200,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

(b) Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

6. ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

(a) Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

(b) Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(1) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(A) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(B) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(C) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(2) The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(A) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(B) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(C) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(3) If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

(c) Termination of Consultant Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(1) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(A) If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(B) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(2) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

(d) Special Termination Rule.  Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

(e) Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

7. OPTIONS

(a) Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

(b) Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

(c) Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

(d) Option Agreement.  Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

(e) Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

(f) Stockholder Rights and Privileges.  The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

(g) Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

(h) Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

8. RESTRICTED STOCK AWARDS

(a) Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

(b) Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

(c) Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Restricted Stock Award Agreements.  At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9. UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

10. RESTRICTED STOCK UNIT AWARDS

(a) Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

(b) Payments.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

11. PERFORMANCE UNIT AWARDS

(a) Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

(b) Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

12. PERFORMANCE SHARE AWARDS

(a) Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

(b) Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

13. DISTRIBUTION EQUIVALENT RIGHTS

(a) Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

(b) Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

14. STOCK APPRECIATION RIGHTS

(a) Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(i) The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(ii) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

(b) Tandem Stock Appreciation Rights.  If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(i) The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(ii) The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(iii) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(iv) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(v) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

15. RECAPITALIZATION OR REORGANIZATION

(a) Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

(b) Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c) Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

(d) Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common

Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(e) No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

16. AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

17. MISCELLANEOUS

(a) No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

(b) No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

(c) Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

(d) No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(e) Restrictions on Transfer.  No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

(f) Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

(g) Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

(h) Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be three million Dollars ($3,000,000).

(i) Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code. Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

(j) Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

(k) Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

(l) Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

(m) Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

(n) Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

(o) No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

(p) Headings.  Headings used throughout the Plan are for convenience only and shall not be given legal significance.

(q) Terms of Award Agreements.  Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any. The terms of the Award Agreements utilized under the Plan need not be the same.

(r) California Information Requirements.  To the extent applicable, the Company shall comply with the information requirements applicable to the Plan pursuant to Section 260.140.46 of the California Code of Regulations.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. ELECTION OF DIRECTORS

	FOR all Nominees listed to the left (except as marked to the contrary below)	**WITHHOLD AUTHORITY** to vote for all nominees listed to the left
NOMINEES: (01) Marco Kung (02) Yingshou Huang (03) Dorothy Dong	☐	☐

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee's name in the space provided below:

____

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF 2011 EQUITY INCENTIVE PLAN	☐	☐	☐
3. RATIFICATION OF INDEPENDENT ACCOUNTANTS	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ **Signature** ____________________ **Date** __________, **20__.**

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Zheng Cheng and Jacky Wai Kei Lam, and each of them, each with full power of substitution, hereby are hereby appointed proxy or proxies and authorized to vote as specified below or, with respect to any matter not set forth below, any such aforementioned proxy shall determine, all of the shares of capital stock of China MediaExpress Holdings, Inc. that the undersigned would be entitled to vote, with like effect as if the undersigned were personally present, at the 2010 annual meeting of stockholders and any adjournment thereof..

(Continued, and to be marked, dated and signed, on the other side)